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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 24, 2003
                Date of Report (Date of earliest event reported)


                              JOHNSON OUTDOORS INC.
             (Exact name of Registrant as specified in its charter)


           Wisconsin                      0-16255              39-1536083
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         file number)       Identification No.)


                    555 Main Street, Racine, Wisconsin 53403
          (Address of principal executive offices, including zip code)


                                 (262) 631-6600
              (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K (this "Report"):

               99   Press Release dated July 24, 2003


Item 9. Regulation FD Disclosure. (Information provided under Item 12 - Results of Operations and Financial Condition).

On July 24, 2003, Johnson Outdoors Inc. (the "Company") issued a press release announcing the Company's quarterly financial results for the reporting period ended June 27, 2003 (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99 to this Report.

Included in the Press Release are certain non-GAAP financial measures. These non-GAAP financial measures relate to the Company's results excluding the Jack Wolfskin business, which was sold in the fourth quarter of fiscal 2002, unusual charges relating to a voluntary product recall and charges relating to a discontinued acquisition. The Company believes the non-GAAP financial information is useful to the readers of the Press Release because it (a) provides comparable year over year financial information based on the Company's continuing businesses and (b) better enables the reader to evaluate the performance of these businesses. The presentation of the non-GAAP financial information should not be considered in isolation or in lieu of the results prepared in accordance with GAAP, but should be considered in conjunction with the results prepared in accordance with GAAP.

Item 12 of Form 8-K, "Results of Operations and Financial Condition", requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, the Company is furnishing the Press Release required by Item 12 under Item 9 of this Report.


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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  July 24, 2003
                           JOHNSON OUTDOORS INC.


                           /s/ Paul A. Lehmann
                           -----------------------------------------------------
                           Paul A. Lehmann
                           Vice President and Chief Financial Officer, Secretary (Principal Financial and Accounting Officer)




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                              JOHNSON OUTDOORS INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                               DATED JULY 24, 2003


Exhibit            Description
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99                 Press Release dated July 24, 2003